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                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549

                           Form 8-K

               Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  October 21, 1996


                  PROGRESSIVE BANK, INC.
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  (Exact name of registrant as specified in its charter)


        New York                 0-15025         14-1682661
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(State or other jurisdiction   (Commission     (I.R.S. Employer
of incorporation)              File Number)   Identification No.)


1301 Route 52, Fishkill, New York                   12524-7000
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(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code: (914) 897-7400
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                         Not Applicable
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  (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS
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   On October 21, 1996 the Board of Directors of the Registrant
authorized the repurchase of up to 130,000 shares of the Registrant's common stock, $1.00 par value per share, which may become available for repurchase from time to time. Such repurchases are to be effected through open market purchases, negotiated transactions or in such other manner as will comply with applicable law.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS
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     Exhibits

     99.1    Press Release dated October 21, 1996
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                         SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 PROGRESSIVE BANK, INC.



DATE: November 5, 1996     BY: /s/ Peter Van Kleeck
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                               Peter Van Kleeck
                               President and Chief Executive
                                  Officer